UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CREDO PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CREDO PETROLEUM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 8, 2010

You are invited to attend or to be represented by proxy at the Annual Meeting of Shareholders of Credo Petroleum Corporation, a Delaware corporation (the “Company” or “Credo”), to be held at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado, 80202, on April 8, 2010 at 2:30 p.m., MDT, for the purposes set forth below.

1.              To elect three Class I directors to serve until the 2013 Annual Meeting of Shareholders.

2.              To ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young, LLP, for the fiscal year 2010.

3.              To transact such other business as may properly come before the meeting and at all adjournments thereof.

Shareholders of record at the close of business on February 12, 2010 are entitled to vote at the meeting and at all adjournments thereof.  You are cordially invited to attend the meeting in person.

Credo’s proxy statement is attached.  Financial and other information concerning the Company is contained in the Annual Report to Stockholders for the year ended October 31, 2009.  Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy material on the Internet.  This proxy statement, the accompanying proxy card and the Company’s 2009 Annual Report to Stockholders are available at the Company’s website at www.credopetroleum.com.  In addition, and in accordance with SEC rules, you may access the proxy statement at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Your vote is important.  Regardless of whether you expect to attend the meeting in person, please vote your shares via the Internet at www.proxyvote.com, in accordance with the instructions provided on the website, or by completing, dating, signing and returning promptly the enclosed proxy card in the accompanying envelope (which requires no postage if mailed in the United States) in accordance with the instruction on the proxy card.  You may revoke your proxy at any time before it is exercised by delivering written notice of revocation, by substituting a new proxy executed at a later date, or by requesting, in person at the stockholders meeting, that the proxy be returned.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alford B. Neely
Alford B. Neely
Secretary

February 25, 2010

Denver, Colorado

CREDO PETROLEUM CORPORATION

1801 Broadway, Suite 900, Denver, Colorado 80202

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, APRIL 8, 2010

GENERAL INFORMATION

Your proxy in the enclosed form is solicited by the Board of Directors of Credo Petroleum Corporation for use at the Annual Meeting of Shareholders to be held on Thursday, April 8, 2010 at 2:30 p.m., MDT, at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado 80202, and at all adjournments thereof.  You may obtain directions to the meeting by contacting us at (303) 297-2200.  These proxy materials were first mailed to shareholders on or about February 25, 2010.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be Held on April 8, 2010.

The Company’s Notice, Proxy Statement and Annual Report to Stockholders are available at: http://www.credopetroleum.com.

In addition, and in accordance with SEC rules, you may also access the Notice and Proxy Statement and vote via the Internet at http://www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Only shareholders of record at the close of business on February 12, 2010 will be entitled to vote at the meeting.  On that date, there were 10,158,022 shares of common stock outstanding and entitled to vote, excluding 502,233 shares held in the Company’s treasury.

All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon.  Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010.  In addition, all proxies will be voted in accordance with the judgment of the proxy holder with respect to any other matter which may properly come before the meeting.  Any shareholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing an instrument of revocation with the Secretary of the Company prior to the meeting.

The Company’s Annual Report on Form 10-K (the “Annual Report”), which includes audited financial statements, is being mailed to shareholders of the Company simultaneously with this Proxy Statement.  The Annual Report is not part of the Company’s proxy soliciting materials.

VOTING INFORMATION

The $.10 par value common stock of the Company is the only class of capital stock outstanding.  Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the shareholders, which vote may be given in person or by proxy.  Cumulative voting is not permitted.  A quorum, being a majority of shares of outstanding common stock, is necessary in order for business to be transacted at the meeting.  Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the meeting for the purposes of determining a quorum.  “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Proposal One.  Directors are elected by a plurality and the nominees who receive the most votes will be elected.  Proposal One is considered a “routine” matter under NASDAQ rules but brokerage firms and nominees DO NOT have the authority to vote their customers’ unvoted shares on Proposal One or to vote the customers’ shares if the customers have not furnished voting instructions to their brokers within a specified period of time prior to the Annual Meeting of Shareholders.  Abstentions and broker non-votes will not affect the outcome of the vote on Proposal One.

Proposal Two.  To be approved, the ratification of Ernst & Young, LLP, as the Company’s independent public accounting firm for fiscal year 2010 must receive the affirmative vote of the majority of the shares of common stock present in person or by proxy at the Annual Meeting of Shareholders and entitled to vote.  Proposal Two is considered a “routine” matter under NASDAQ rules and brokerage firms and nominees DO have the authority to vote their customers’ unvoted shares on Proposal Two or to vote the customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting of Shareholders.  Abstentions will have the effect of a vote against Proposal Two.  Broker non-votes will not affect the outcome of the vote on Proposal Two.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies submitted by shareholders whose names appear on the records of our Company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder’s name on the records of our Company and are most likely registered under the names of the shareholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial shareholders should ensure that instructions respecting the voting of their shares of common stock with respect to the election of directors are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings, unless the beneficial shareholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our annual meeting.  The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Company.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting.  A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend our annual meeting and vote his or her shares of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The only persons known to own of record or beneficially more than 5% of the Company’s common stock as of February 12, 2010 are set forth below.  As of February 12, 2010 there were 10,158,022 shares of common stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percent Of Class
Common Stock	James T. Huffman(1)
	6919 S. Steele Street
	Centennial, Colorado 80122	748,555	7.1%
Common Stock	RCH Energy Opportunity Fund II, LP(2)
	200 Crescent Court, Suite 1060
	Dallas, TX 75201	1,150,000	11.1%
Common Stock	RCH Energy Opportunity Fund III, LP(2)
	200 Crescent Court, Suite 1060
	Dallas, TX 75201	687,000	6.6%

(1)   Mr. Huffman is the Chairman of the Board of Directors and was the Company’s Chief Executive Officer through January 15, 2010.  Includes 58,563 shares that are related to options currently exercisable, or exercisable within 60 days of, February 12, 2010 and 404,406 shares owned by members of Mr. Huffman’s immediate family, who retain investment and voting power.

(2)   This disclosure is based on a Schedule 130 filed by Robert J. Raymond on behalf of RR Advisors, LLC, RCH Energy Opportunity Fund II GP, L.P., RCH Energy Opportunity Fund II, L.P., RCH Energy Opportunity Fund III GP, L.P. and RCH Energy Opportunity Fund III, L.P. with the SEC on July 14, 2008.  Robert J. Raymond and RR Advisors, LLC possess shared voting and dispositive power over the RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP shares.

The following table, based in part upon information supplied by officers, directors and principal stockholders, sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of February 12, 2010, by (i) each Named Executive Officer (see “Executive Compensation — Summary Compensation Table”), (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percent Of Class
Common Stock	Clarence H. Brown(1) (4)	91,080	0.9%
Common Stock	Oakley Hall(1) (2)	120,000	1.2%
Common Stock	James T. Huffman(1) (3)	748,555	7.3%
Common Stock	W. Mark Meyer(5)	0	0.0%
Common Stock	Alford B. Neely(1)	15,000	0.1%
Common Stock	John A. Rigas(5)	0	0.0%
Common Stock	H. Leigh Severance(6)	196,885	2.3%
Common Stock	William F. Skewes	70,301	0.7%
Common Stock	Marlis E. Smith, Jr.(7)	47,462	0.5%
Common Stock	All Directors and Officers as a Group (nine persons)	1,289,283	12.7%

(1)   Includes the following shares subject to stock options which are currently exercisable, or exercisable within 60 days of February 12, 2010: Mr. Brown - 29,250 shares; Mr. Hall - 20,000 shares; Mr. Huffman - 58,563 shares; Mr. Neely - 15,000 shares.

(2)   Mr. Hall’s shares are held in the name of Sanos Investment Partnership, an entity over which Mr. Hall has voting and dispositive power..

(3)   Includes 404,406 shares owned by members of Mr. Huffman’s immediate family, who retain investment and voting power.

(4)   Mr. Brown’s shares are held in the name of a trust, of which he is a beneficiary.

(5)   Mr. Meyer and Mr. Rigas are partners in RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP.  The two funds, combined, hold 1,837,000 shares or 18.0% of the Company’s common stock.  Based on Schedule 13D filed on July 14, 2008, Robert J. Raymond and RR Advisors, LLC have voting and dispositive power of the 1,837,000 RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP shares.

(6)   Mr. Severance was elected to the Board in November, 2008.

(7)   Mr. Smith was elected to the Board in April, 2009.  He was subsequently elected as President and Chief Executive Officer, effective January 16, 2010.

DIRECTORS AND OFFICERS

Election of Directors (Item 1 on Proxy Card)

The Company’s Certificate, as amended, classifies members of the Board of Directors into three classes having staggered terms of three years each.  The Board of Directors consists of eight directors, including six independent directors, who have particular expertise in areas considered essential to the Company’s business—namely land, petroleum engineering, legal, accounting and investments.  The Board of Directors has affirmatively determined that Clarence H. Brown, Oakley Hall, William F. Skewes, W. Mark Meyer, John A. Rigas and H. Leigh Severance, who comprise a majority of the Board of Directors, are “independent” directors in accordance with NASDAQ standards.  Messrs. Huffman and Smith are not independent under NASDAQ standards.

The directors elected to the Board of Directors in Class I at the 2010 Annual Meeting of Shareholders will serve until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  Class III and Class II directors will continue to serve until the 2011 and 2012 Annual Meetings of Shareholders, respectively, or until their successors are duly elected and qualified.

The Class I nominees named below are presently members of the Board of Directors.  Unless your proxy contains contrary instructions, it will be voted FOR the nominees.  Should the nominees become unable to serve, which is not anticipated, the proxy will vote for such substitute nominees as recommended by the Board of Directors.  Any vacancy occurring in a class following the election of that class may be filled by the remaining members of the Board of Directors.  A director selected to fill a vacancy in a class will hold office for a term expiring at the Annual Meeting of Shareholders at which the term of that class expires or until a successor is duly elected and qualified.

The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

Information Concerning Director Nominees and Continuing Directors

Name, Age, Position with Company and Term as Director	Business Experience and Directorships in Other Public or Investment Companies

CLASS I - NOMINEES FOR ELECTION AT THE 2010 ANNUAL MEETING WHOSE TERMS WILL EXPIRE AT THE 2013 ANNUAL MEETING

Oakley Hall Age: 63; Director since 2000	Mr. Hall has been an independent businessman and investor since July 2000 in the oil and gas industry. Previously, Mr. Hall was an audit partner with the accounting firm of PricewaterhouseCoopers.

William F. Skewes Age: 64; Director since 1980	Mr. Skewes has been an attorney in private practice since April 1988. From 1977 until April 1988, Mr. Skewes was a partner in the Denver law firm of Kelly, Stansfield & O’Donnell.

Marlis E. Smith, Jr. Age: 49; Director since April, 2009; President and Chief Executive Officer since January 16, 2010

Mr. Smith was appointed President and CEO of Credo Petroleum effective January 16, 2010.  He is President of SmithCo Properties, Inc from 1987 and Managing Partner of Smith/Drummond Holding, LLP from 1999, and through these two companies, Mr. Smith is an investor in many oil and gas wells throughout the Mid-continent and Rocky Mountain regions of the United States.

CLASS III – DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2011 ANNUAL MEETING

John A. Rigas Age 46; Director since July 2008

Mr. Rigas has been Vice President, since June 2007, of RR Advisors, LLC and Partner of RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP, E&P equity investment funds.  From January 2006 until May 2007, Mr. Rigas was an independent business development consultant for various oil and gas companies.  From April 2003 until December 2005, Mr. Rigas was a Principal in Odyssey Energy Capital I, LP, managing a portfolio of oil and gas mezzanine loans.

H. Leigh Severance Age 71; Director since November 2008

Mr. Severance has owned Severance Capital Management, a portfolio management company, since 1984.  Prior to 1984, Mr. Severance was employed by Cambiar Investors, Inc., an independent Denver-based investment advisory firm.  Previously, he served as portfolio manager of Founder Growth Fund, portfolio manager of J.M. Hartwell and Company, and as a securities analyst for the endowment fund at the University of Rochester.  Mr. Severance was elected by the Board in November 2008.

CLASS II — DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2012 ANNUAL MEETING

James T. Huffman Age: 62; Director and Chairman of the Board since 1980, Chief Executive Officer from 1980 through January 15, 2010	Mr. Huffman was a founder of the Company in 1978 and has been the Chairman of the Board of Directors since 1980. He was Chief Executive Officer from 1980 until his retirement on January 15, 2010.

Clarence H. Brown Age: 75; Director since 2000

Mr. Brown has been an independent businessman and oil operator since December 2000.  From 1989 until December 2000, Mr. Brown was an Executive Vice President, Chief Operating Officer and member of the Board of Directors for Columbus Energy, Inc.  Prior to 1989, Mr. Brown was the Chairman of the Board of Directors and Chief Executive Officer of Kimbark Oil and Gas Company.

W. Mark Meyer Age: 47; Director since July 2008

Mr. Meyer has been President, since April 2007, of RR Advisors, LLC and Principal of RCH Energy Opportunity Fund II, LP and RCH Energy Opportunity Fund III, LP, E&P equity investment funds.  From August 2005 until March 2007, Mr. Meyer was a Portfolio manager for CastleArk Management.  From January 2001 until July 2005, Mr. Meyer was Director of Simmons & Company, Int’l and a Senior Equity Research Analyst in the E&P sector.

Information Concerning Other Executive Officers and Significant Employees

In addition to the directors and executive officer listed above, during fiscal year 2009 the following persons have been executive officers or significant employees as defined by Securities and Exchange Commission regulations.  Mr. Neely is the Company’s only other executive officer.

Name	Position	Age	Work Experience
Alford B. Neely	Chief Financial Officer and Secretary since July 2008	64

Mr. Neely served as the Company’s Manager of Regulatory Compliance from July 2006 until July 2008, and was the Company’s Vice President and Chief Financial Officer from April 1998 through April 2000.  From April 2000 to July 2006, Mr. Neely was a principal in his family’s business, and served as the principal owner and general manager.

Kenneth J. DeFehr	Manager-Petroleum Engineering since October 1990	60

Prior to joining the Company, from 1982 until 1990, Mr. DeFehr was a Senior Reservoir Engineer for Axem Resources, Inc.  Prior to that, Mr. DeFehr was a Reservoir Engineer for Phillips Petroleum Company.  Mr. DeFehr is a Registered Professional Engineer.

Torie A. Vandeven	Manager-Geology and Exploration since August 1999	55

Prior to joining the Company, from 1997 to 1998, Ms. Vandeven was a Regional Geologist for Key Production Company. From 1995 to 1997, Ms. Vandeven was a Senior Staff Geologist and from 1998 to 1999, a Regional Exploitation Geologist for Amoco Production Company. Prior to 1995, Ms. Vandeven was a Senior Staff Geologist for Santa Fe Minerals, Inc. Ms. Vandeven is a Certified Petroleum Geologist.

Information Concerning Meetings of the Board of Directors and Board Committees

The Board of Directors met five times in person and held seven telephonic meetings during fiscal 2009.  All directors attended more than 75% of Board and committee meetings.  It is Company policy that Board members attend the Annual Meeting of Shareholders unless health, family or other important personal matters prohibit such attendance. All members of the Board of Directors attended the Company’s 2009 Annual Meeting of Shareholders.

The Board of Directors has an Executive Committee consisting of Messrs. Hall, Huffman and Skewes.  Mr. Hall and Mr. Skewes are “independent” directors in accordance with NASDAQ standards.  The Executive Committee did not meet during fiscal 2009.  There are no standing Compensation or Nominating Committees because such matters are considered by the entire Board of Directors or by the Executive Committee.  The Directors believe that, due to its size and composition, either the full Board or the Executive Committee is capable and qualified to fulfill the function of a separate Nominating Committee or Compensation Committee.

The Audit Committee of the Board of Directors has three members:  Mr. Hall, a retired CPA; Mr. Brown, a former oil company executive and Mr. Skewes, an attorney in private practice.  The Audit Committee met seven times during fiscal 2009. Mr. Hall is a retired CPA and is a retired PricewaterhouseCoopers audit partner.  He is Chairman of the Audit Committee and is qualified as an “audit committee financial expert” under the applicable Securities and Exchange Commission rules.  Messrs. Hall, Brown and Skewes are “independent” directors in accordance with NASDAQ standards.

Consideration of Director Nominees

Shareholder Nominees

If a shareholder wishes to recommend a nominee for the Board of Directors, the shareholder should write to the Corporate Secretary of the Company at:

CREDO Petroleum Corporation
1801 Broadway, Suite 900
Denver, Colorado 80202

Shareholders should specify the name and address of the nominee and the qualifications of such nominee for membership on the Board of Directors.  All such recommendations will be brought to the attention of the Company’s Board of Directors.

Evaluating Nominees for Director

Nominations for open positions on the Board of Directors may come from a variety of sources including business contacts of current and former directors or officers, the use of a professional search firm selected by the Board of Directors and shareholder nominations, all of whom are evaluated on the same basis.  In evaluating such nominations, the Board of Directors will seek to achieve a balance of knowledge, skills and experience on the Board.  Each nominee will be considered based on the need or desire to fill existing vacancies or expand the size of the Board and otherwise to select nominees that best suit the Company’s needs.

Director Qualifications

Director candidates will be evaluated based on criteria developed by the Board of Directors from time to time for each individual vacancy.  Qualifications that will be considered for all nominees include, but are not limited to:

•                  the ability of the prospective nominee to represent the interests of the Company’s  shareholders;

•                  the prospective nominee’s personal and professional experience and expertise;

•                  the prospective nominee’s standards of integrity, commitment and independence of thought and judgment; and

•                  the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties.

Certain Relationships and Related Transactions

Transactions with Related Persons

Mr. Marlis E. Smith, Jr., a member of the Company’s Board of Directors since April 2009 and the Company’s President and Chief Executive Officer since January 16, 2010, has participated as an independent third party working interest owner in numerous oil and gas wells operated by Credo.  During Credo’s fiscal year ended October 31, 2009, Mr. Smith owned interests in fifty four such properties.  During that period, he received approximately $304,000 in oil and gas revenues and paid approximately $300,000 in drilling costs and operating expenses related to such interests.  He also owns interests in numerous wells which are operated by third parties and in which Credo also owns an interest.

Review, Approval or Ratification of Transactions with Related Persons

The Board of Directors recognizes that transactions between the Company and certain related persons present a heightened risk of conflicts of interest.  In order to ensure that the Company acts in the best interest of its stockholders, the Board of Directors has delegated the review and approval of related party transactions to the Audit Committee.  Any related party transaction required to be disclosed in accordance with applicable SEC regulations must be reviewed and approved by the Audit Committee.  In reviewing a proposed transaction, the audit committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the committee.  After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

Compensation Discussion and Analysis

Overview of Compensation Committee

The Board of Directors (excluding Mr. Huffman with respect to Chief Executive Officer compensation and benefits) acting as the Compensation Committee (the “Compensation Committee”) is responsible for establishing and administering a general compensation policy and program for the Company.  The Compensation Committee possesses powers of administration under the Company’s employee benefit plans, including the stock option plan, key employee retention plan and other employee benefit plans.  Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

Executive Compensation Philosophy and Objectives

The Compensation Committee is committed to a strong link between business performance and the attainment of strategic goals with the Company’s compensation and benefit programs.  The Company’s compensation policy is designed to support the overall objective of maximizing the return to the Company’s shareholders by:

•                  Attracting, developing, rewarding, and retaining highly qualified and productive individuals.

•                  Directly aligning compensation to both Company and individual performance.

•                  Encouraging executive stock ownership to enhance a mutuality of interest with the Company’s shareholders.

This policy is intended to provide incentives that promote both the short-term and long-term financial objectives of the Company.  Base salary and performance bonuses are designed to reward achievement of short-term objectives while long-term incentive compensation is intended to encourage executives to focus on the long-term goals of the Company.

Components of Executive Compensation

Base Salary

The Compensation Committee periodically reviews the compensation of each executive officer, including salaries, bonuses and total compensation levels.  The compensation for each of our named executive officers is subjectively determined primarily on the basis of the following factors:  experience, individual performance, contribution to our corporate performance, level of responsibility, duties and functions, and breadth of knowledge.  Base salaries are also reviewed to ensure internal consistency among the various levels of responsibility within the Company.  Members of the Compensation Committee are generally knowledgeable about compensation levels in the oil and gas industry through associations within the industry and through periodic review of public disclosure documents such as proxy statements of other companies.  These base salaries are reviewed annually and may be adjusted in the discretion of the Compensation Committee, based upon the factors discussed above, as well as changes in the duties, responsibilities and functions of the executive officer, changed economic circumstances affecting the Company, and the Company’s financial performance generally.  The relative weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

Annual Cash Bonuses and Incentives

Cash bonuses are awarded to executive officers to recognize and reward Company and individual performance.  Performance bonuses to executive officers are subject to the discretion of the Board of Directors and focus on performance criteria reviewed at the end of the year, including but not limited to:  direct revenue and income generation, production volume, reserve replacement, finding costs, internal and external prospect generation, promoting acquisitions, dispositions or other transactions that contribute to the Company’s success, and the Company’s overall financial performance.  The Compensation Committee does not generally utilize predetermined targets to establish the payment or level of performance bonuses, but may establish particular performance goals for certain officers.  A performance goal established for the Chief Financial Officer was to supervise the preparation of financial statements that did not contain a material internal control weakness, and to provide improved training and continuity of the accounting staff.  While this goal was met, no cash bonuses were awarded for fiscal 2009 due to the Company’s operating results and general business conditions.

Long-Term Incentive Compensation

At the discretion of the Board of Directors, stock options may be granted to employees, including named executive officers.  Grants are made generally on a basis similar to the parameters described above for cash bonuses.  No predetermined targets are utilized to determine the timing or amounts of awards to be granted.  However, the Board of Directors considers items such as the potential impact on the Company’s financial statements and the desire to align the employees’ interests with the interests of shareholders by providing incentive based compensation such as stock options, and encouraging the Company’s personnel to own and hold the Company’s stock.  The Company’s stock option plan uses vesting periods to encourage long term affiliation with the Company.

Other Benefits

The executive officers are entitled to the same benefits coverage as other employees of the Company, including health insurance, participation in the Company’s 401(K) plan and the reimbursement of ordinary and reasonable business expenses.  The CEO receives other benefits, as approved by the Board of Directors, as described in the Summary Compensation Table.

The Company does not currently offer any deferred compensation program, supplemental executive retirement plan or any financial planning services for its executive officers.

Mr. Huffman and certain other technical employees receive payments from oil and gas production interests granted to them periodically by the Company.  In fiscal 2009, such payments to Mr. Huffman totaled $55,929.

Chief Executive Officer

The Compensation Committee believes that Mr. Huffman has positioned the Company to maintain its growth rate while expanding and diversifying the volume and breadth of the Company’s business in terms of geography, capital requirements, risk and reserve potential.  He was also responsible for directing the Company’s long term focus on oil vs. natural gas exploration and for managing all of the Company’s natural gas hedging transactions.  The Compensation Committee also considered CREDO’s long record of consistent performance as the following citations show:  200 Best Small Companies — 2008, 2006, 2004, 2001 (Forbes Magazine); America’s Fastest Growing Small Companies — 2006, 2005, 2004, 2003 (Fortune Small Business Magazine); Top Performing 25 Stocks in the Past 25 Years (#17) — 2007 (USA Today).  Mr. Huffman retired from his position of CEO effective January 15, 2010.  Cash compensation for Mr. Huffman during 2009 consisted of his $200,000 base salary and a retirement bonus of $413,800.  Mr. Huffman also received $55,929 in cash payments in 2009 related to oil and gas production interests granted to him by the Company in prior years.  The Compensation Committee did not award any equity-based incentives in 2009.

Summary Compensation Table

The following table sets forth the total compensation received during the Company’s last three fiscal years for services in all capacities by persons acting as the Chief Executive Officer and Chief Financial Officer (the “Named Executive Officers”).  No other executive officer of the Company had total compensation in excess of $100,000 for the fiscal years ended October 31, 2009, 2008 and 2007.

						Change in
						Pension Value
						and
					Non-Equity	Nonqualified	All
					Incentive	Deferred	Other
				Option	Plan	Compensation	Compen-
Name and		Salary	Bonus	Awards(1)	Compensation	Earnings	sation(3)	Total
Principal Position	Year	$	$	$	$	$	$	$
James T. Huffman	2009	$200,000	$—	$—	$—	$—	$506,051	$706,051
Chief Executive Officer	2008	$200,000	$150,000	$—	$—	$—	$111,470	$461,470
	2007	$135,000	$100,000	$—	$—	$—	$123,255	$358,255

Alford B. Neely(2)	2009	$190,000	$—	$30,415	$—	$—	$16,870	$237,285
Chief Financial Officer	2008	$54,167	$20,000	$19,680	$—	$—	$3,017	$96,864
	2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Dollar amount of compensation recognized in 2009 and 2008 for option awards, calculated in accordance with ASC 714, formerly SFAS 123R, including costs related to awards granted in previous years. The discussion of assumptions used in calculating these values can be found in Note 1 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2009.

(2)	Mr. Neely began serving as the Company’s Chief Financial Officer in July 2008.
(3)	For additional information on All Other Compensation, see table below.

The following table provides a detailed breakdown of the amounts for fiscal years 2009, 2008 and 2007 under “All Other Compensation” in the Summary Compensation Table:

All Other Compensation

		James T.	Alford B.
Benefits	Year	Huffman	Neely
Company Contributions to 401(k) Retirement Plan	2009	$16,660	$7,390
	2008	$12,566	$—
	2007	$8,989	$—
Health, Disability & Long Term Care	2009	$11,222	$9,481
Insurance Premiums	2008	$13,535	$3,017
	2007	$10,800	$—
Life Insurance Premiums	2009	$4,136	$—
	2008	$10,609	$—
	2007	$12,800	$—
Payments from Oil and Gas Production	2009	$55,929	$—
	2008	$68,731	$—
	2007	$84,924	$—
Health Club Membership	2009	$2,085	$—
	2008	$2,039	$—
	2007	$1,763	$—
Auto and Other	2009	$2,219	$—
	2008	$3,990	$—
	2007	$3,979	$—
Retirement Bonus (1)	2009	$413,800	$—
	2008	$—	$—
	2007	$—	$—
Total All Other Compensation	2009	$506,051	$16,870
	2008	$111,470	$3,017
	2007	$123,255	$—

(1)

Mr. Huffman was granted a retirement bonus of $413,800 in recognition of his 30 years of service to the Company. The amount of the bonus was based on the cost of a life-time $2,500 per month annuity. Mr. Huffman will continue as Chairman of the Board of Directors and will work on a part-time basis through 2010.

Grants of Plan-Based Awards

There were no grants of stock options to Named Executive Officers during the fiscal year ended October 31, 2009.

Option Exercised and Stock Vested

There were no option exercises by the Named Executive Officers during fiscal year 2009, however, Mr. Huffman exercised 50,000 options on February 8, 2010.

Pension Benefits

The Company has no pension benefit plans.

Nonqualified Deferred Compensation

The Company had no nonqualified deferred compensation plans during 2009.

Outstanding Equity Awards at Fiscal Year End(1)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
James T. Huffman	58,563(2)	—	$5.93	6/13/2013
Alford B. Neely	15,000(3)	5,000(3)	$12.78	12/6/2016

(1)	All option awards were granted under the Company’s 1997 Stock Option Plans. The Company does not grant stock awards.
(2)

This was a single grant on June 13, 2003, as adjusted for subsequent stock dividends and stock splits, net of exercise of 50,000 shares. The grant vested one third on the grant date, one third on each succeeding anniversary of the grant date, and became fully vested on June 13, 2005.

(3)	This was a single grant of options to purchase 20,000 shares, granted on December 6, 2006. The grant vests 25% on each anniversary of the grant date and becomes fully vested on December 6, 2010.

Compensation Committee Interlocks and Insider Participation

The entire Board of Directors served as the Company’s Compensation Committee, provided however, that Mr. Huffman did not participate in any discussions or decisions regarding the Chief Executive Officer’s compensation and benefits.  No interlocking relationship exists between the members of the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Director Compensation

The following table describes the compensation earned by persons who served as Directors who were not executives of the Company during fiscal 2009. Officers of the Company serving on the Board or committees received no additional compensation for such service.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Clarence H. Brown	$38,563	$0	$38,563
Oakley Hall	48,125	3,282	51,407
W. Mark Meyer(3)	31,500	0	31,500
John A. Rigas(3)	31,500	0	31,500
H. Leigh Severance(4)	31,250	0	31,250
William F. Skewes	43,250	0	43,250
Marlis E. Smith, Jr.(5)	22,500	0	22,500
Richard B. Stevens(6)	14,000	0	14,000

(1)	Amounts in this column represent retainers, meeting fees and chair fees.
(2)

Amounts in this column represent the dollar amounts recognized for financial statement reporting purposes for fiscal 2009, calculated in accordance with Accounting Standards Codification Topic 718 (ASC 718), formerly SFAS 123R, including costs related to awards granted in previous years.  As of October 31, 2009, outstanding option awards to non-employee directors totaled 49,250, all of which are currently exercisable. The weighted average grant date fair value of outstanding options held by non-employee directors at October 31, 2009 was $2.59 per share, as measured using the Black-Scholes option-pricing model at the date of grant. Additional information regarding the assumptions used to estimate the fair value of all stock option awards is contained within the Company’s 2009 Annual Report on Form 10-K.

(3)

Director fees earned by Messrs. Meyer and Rigas are paid 63% to RCH Energy Opportunity Fund II, LP and 37% to RCH Energy Opportunity Fund III, LP. Messrs Meyer and Rigas do not directly receive any director fees.

(4)	Mr. Severance joined the Board in November 2008.
(5)	Mr. Smith joined the Board in April 2009.
(6)	Mr. Stevens retired from the Board May 1, 2009.

During fiscal 2009, the Company paid the following cash fees to non-company officer directors:

Annual Retainer	$25,000
Audit Committee Chair Additional Annual Retainer	6,000
In Person Board Meeting	1,000
Telephonic Board Meeting	250
Committee (per hour)	250

All stipends and meeting attendance fees are paid quarterly in arrears. The Company also reimburses non-employee directors for reasonable expenses incurred in attending Board and committee meetings.

The Company’s Certificate of Incorporation provided for indemnification of its officers and directors.  The Certificate generally requires the Company to indemnify such officers and directors to the fullest extent permitted by Delaware Law and to advance expenses in connection with certain claims against the officers and directors.

Equity Compensation Plan Information

The Company has two equity incentive compensation plans that have been approved by the stockholders under which shares of the Company’s common stock have been authorized for issuance to directors, officers, employees, advisors and consultants:

•                  the 1997 Stock Option Plan, which expired July 29, 2007.  No additional options can be granted under the 1997 Plan. However all outstanding options granted under the 1997 Plan will continue to be governed by the provisions of the 1997 Plan.

•                  the 2007 Stock Option Plan, which authorized 1,000,000 shares for issuance.  No shares are outstanding and 1,000,000 shares remain available for grant.

The following table sets forth information, as of October 31, 2009, with respect to the Company’s compensation plans under which Common Stock is, or was, authorized for issuance and is outstanding.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Per Share Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plan(s) (c)

Equity compensation plans approved by security holders	179,063	$7.46	1,000,000
Equity compensation plans not approved by security holders	—	—	—

Total	179,063	$7.46	1,000,000

Potential Payments upon Termination or Change in Control

Key Employee Retention Plan

The Company has established a Key Employee Retention Plan (the “Plan”) for certain of its key employees which includes the chief executive officer and the chief financial officer.  The purpose of the Plan is to provide a bonus incentive to certain key employees to remain in the employ of the Company during periods when there is a potential for a change in control of the Company.  Employees who are participants in the Plan are generally entitled to receive qualified payments equal to one month for each year of service, but in no case less than twelve months, or such greater amount as the Board of Directors may deem appropriate considering the circumstances.  Such payments include the employee’s current monthly base salary and the greater of (i) one-twelfth of their prior year bonus or (ii) one-twelfth of the average of their prior three years bonus.  Such payments become effective in the event that their employment is terminated within two years after a change in control of the Company (a) without “cause” by the new controlling party or (b) for “good reason” by the employee (e.g. an adverse change in the officer’s status after a change in control), each as defined in the Plan.  In addition, all insurance and fringe benefits will be provided for a period equal to the greater of one month of coverage for each year of employment with the Company or 12 months of coverage.

A change in control is defined to include (i) any person or group becomes the beneficial owner, directly or indirectly of 30% or more of the outstanding voting stock of the Company, (ii) the stockholders of the Company approve a merger, combination or consolidation of the Company with any other entity resulting in the voting securities of the Company immediately prior to the transaction representing less than 51% of the merged, combined or consolidated securities, (iii) any transaction (or combination of transactions) is consummated for the sale, disposition or liquidation of at least 50% of the Company’s net assets, or (iv) election of one-third of the members of the Company’s Board of Directors proposed by any party or group nominating directors in opposition to the directors nominated for election by the Company.

The following table presents the amount of compensation payable to Mr. Huffman and Mr. Neely if the triggering termination event had occurred on the last day of the Company’s most recently completed fiscal year, October 31, 2009.

Name	Salary	Bonus	All Other Compensation(1)	Total
James T. Huffman (2)	$200,000	$83,333	59,013	$342,346
Alford B. Neely (3)	$190,000	$21,666	16,870	$228,536

(1)	Excludes payments for oil and gas production payable to Mr. Huffman.
(2)

These amounts represent annual totals which would be paid to Mr. Huffman on a pro-rata monthly basis for a period of 32 months, with the aggregate amount payable to Mr. Huffman under the plan being $912,922. Mr. Huffman retired effective as of January 15, 2010.

(3)	These amounts represent annual totals which would be paid to Mr. Neely on a pro-rata monthly basis for a period of 12 months.

Compensation Committee Report

The independent members of the Board of Directors, acting as the Compensation Committee, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management.  Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

MEMBERS OF THE BOARD OF DIRECTORS ACTING AS THE COMPENSATION COMMITTEE:

Clarence H. Brown

Oakley Hall

W. Mark Meyer

John A. Rigas

H. Leigh Severance

William F. Skewes

Marlis E. Smith, Jr.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

During fiscal year 2008, the Company dismissed Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm and engaged Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm for the audit of fiscal 2008.  The change in independent public accounting firms was not the result of any disagreement with Hein.

The Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010.  Representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders to make any statement they so desire and will be available to answer appropriate shareholder questions.

In the event this proposal is defeated, the shareholder vote will not be binding on the Company but may be considered by the Audit Committee when it considers selecting other auditors for the next fiscal year.  However, because of the difficulty and expense of making any substitution of auditors after the beginning of the fiscal year, Ernst & Young’s appointment for the 2010 fiscal year will be permitted to stand unless the Audit Committee finds other reasons for making a change.

In the absence of contrary instructions by a shareholder, the shares represented by the proxy will be voted FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered pubic accounting firm for fiscal 2010.

Audit Fees

The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K, its audit of internal controls, and its reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $270,000 for fiscal 2009, and $273,000 in 2008.

Aggregate fees billed professional services rendered by Hein & Associates LLP for its review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and its review of the Company’s Annual Report in Form 10-K were $2,000 in fiscal year 2009 and $48,700 in fiscal year 2008.

Audit-Related Fees

No audit related services were provided in fiscal 2009 or 2008 by either Ernst & Young LLP or Hein & Associates LLP.

Tax Fees

Neither Ernst & Young LLP nor Hein & Associates LLP provided tax services to the Company during fiscal 2009 or 2008.

All Other Fees

Neither Ernst & Young LLP nor Hein & Associates LLP provided services during fiscal 2009 or 2008 other than the services described above.

Policies and Procedures for Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and non-audit services expected to be performed by Ernst & Young LLP in any fiscal year.  In addition, the Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services by Ernst & Young LLP, and ensures that the independent registered public accounting firm shall not be engaged to perform the specific non-audit services that are prohibited by law or regulation.  The Audit Committee Chairman must report any such additional pre-approved services at the next scheduled Audit Committee meeting.  There were no hours expended on the Ernst & Young LLP audit of the Company’s most recent financial statements by persons other than Ernst & Young LLP’s full-time, permanent employees.

Audit Committee Report

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter which was reviewed and approved October 21, 2009 by the Board of Directors, and is included as Appendix A to this Proxy Statement.  The Audit Committee reviews and reassesses the adequacy of its Charter on an annual basis.  The Company’s Audit Committee Charter is posted on the Company’s internet website (www.credopetroleum.com).  In addition, a copy of the Audit Committee Charter can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company’s address.

The Audit Committee met seven times during fiscal 2009 and has met once since fiscal 2009 year-end.  The Audit Committee reviewed and discussed the Company’s audited financial statements for fiscal 2009 with management and the Company’s independent registered public accounting firm, and discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Codification of Statements on Auditing Standards, AU 380 (formerly Statement on Auditing Standards 61) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as in effect for the Company’s fiscal 2009.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding their communication with the audit committee concerning independence, and has discussed with them their independence from the Company.  Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended October 31, 2009 be included in the Company’s Annual Report on Form 10-K.

Submitted by the Audit Committee of the Board of Directors

Oakley Hall, Chairman

Clarence H. Brown

William F. Skewes

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to, among others, its directors, principal executive, financial and accounting officers, and other persons, if any, performing similar functions.  The Company’s Code of Ethics is posted on the Company’s Internet website (www.credopetroleum.com).  In addition, a copy of the Code of Ethics can be obtained from the Company, without charge, by written request to the Chief Financial Officer at the Company’s address.

Any amendment to, or waiver under, the Company Code of Ethics will be posted on the Company’s website (www.credopetroleum.com).

MANNER AND EXPENSES OF SOLICITATION

Solicitation of proxies will be by mail.  The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.  Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated.  In addition, the Company may choose to employ a proxy solicitor.  Costs of a proxy solicitor, if any, will be paid by the Company and should not exceed $500,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the Securities and Exchange Commission.  Such persons are required to furnish the Company with copies of all Section 16(a) forms that they file.  Based upon a review of these filings and written representations by such persons, the Company believes that its directors and executive officers were in compliance with all filing requirements pursuant to Section 16(a) during fiscal 2009.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any proposal which a shareholder intends to present for consideration and action at the next Annual Meeting of Shareholders must be received in writing by the Company at 1801 Broadway, Suite 900, Denver, Colorado, 80202 no later than October 29, 2010 and must conform to applicable Securities and Exchange Commission rules and regulations.  If a shareholder does not seek inclusion of a proposal in the proxy material and submits the proposal outside the process described in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company’s Secretary on or before December 31, 2010.  If the proposal is not received by that date, the Board of Directors will be allowed to use its discretionary voting authority as to the proposal when it is raised at the Annual Meeting of Shareholders.  Nothing in this paragraph shall be deemed to require the Company to permit presentation of a shareholder proposal, or to include in the Company’s proxy materials relating to the 2011 Annual Meeting of Shareholders, any shareholder proposal that does not meet all of the requirements for presentation or inclusion established by the regulations of the Securities and Exchange Commission in effect at that date.

The Board of Directors attends each Annual Meeting and the individual directors are available to answer appropriate questions.  Appropriate questions generally relate to the Board’s responsibility to establish overall policy and direction for the Company, its responsibility to retain and evaluate management, and its responsibilities related to certain functions related to the Audit Committee.  Shareholders may send communications to the Board of Directors addressed to the attention of the Chairman of the Executive Committee of the Board of Directors at the Company’s business address.  The Chairman of the Executive Committee will log and retain all such communications.  Those communications that the Chairman, in his sole judgment, believes are (i) within the scope of the Board of Directors’ responsibility, (ii) credible, and (iii) material, or potentially material, will be presented to the full Board of Directors at its next succeeding regular quarterly meeting.  The Board of Directors will then determine, in its sole judgment, whether a response is appropriate.

OTHER MATTERS

The Company does not know of any matters other than the election of directors and ratification of the Company’s independent registered accounting firm to be brought before the Annual Meeting of Shareholders.  If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting of Shareholders, the individuals named in the enclosed proxy will use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

HOUSEHOLDING INFORMATION

The Security and Exchange Commission permits companies and intermediaries (such as brokers and banks) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders.  This process, which is commonly referred to as “householding”, is intended to reduce the volume of duplicate information stockholders receive and also reduce expenses for companies.  While the Company does not utilize householding, some intermediaries may be “householding” our proxy materials and annual report.  Once you have received notice from your broker or another intermediary that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If you hold your shares through an intermediary that sent a single proxy statement and annual report to multiple stockholders in your household, we will promptly deliver a separate copy of each of these documents to you if you send a written request to us at our address appearing on page one of this proxy statement, to the attention of the Corporate Secretary.  If you hold your shares through an intermediary that is utilizing householding and you want to receive separate copies of our annual report and proxy statement in the future, you should contact your bank, broker or other nominee record holder.

APPENDIX A

CREDO PETROLEUM CORPORATION

Audit Committee Charter

Composition

The Audit Committee is established as a standing committee of the Board of Directors.  The membership of the Audit Committee shall consist of at least three non-employee directors who are (or will become within a reasonable time after appointment) financially literate, including at least one member who will be qualified as an “audit committee financial expert” under applicable rules of the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market, Inc. (“NASDAQ”).  No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to the date of such determination.  Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment and shall meet the independence requirements of the applicable federal securities laws, SEC and NASDAQ then in effect.

Meetings and Structure

The Board of Directors shall appoint one member of the Audit Committee as chairperson.  He or she shall be responsible for leadership of the Audit Committee and reporting to the Board of Directors.

The Audit Committee shall meet as often as it deems necessary to execute its duties and as is required by applicable laws, regulations and NASDAQ standards.  Such meetings shall be at the times and places and by such means as the Chair shall determine.  A majority of the members of the Audit Committee shall constitute a quorum.  Minutes of all Audit Committee meetings will be prepared and filed with the minutes of the Board of Directors.

Statement of Policy

The Audit Committee will provide assistance to the directors in fulfilling their responsibilities to the shareholders and to the investment community relating to accounting, reporting practices and the quality and integrity of the financial reports of the Company.  To that end, it is the responsibility of the Audit Committee to maintain free and open lines of communication between the Board of Directors, the independent auditors and the Company’s accounting and financial management.

Responsibilities

The Audit Committee’s primary responsibilities include:

(a)                      Review and make recommendations to the Board of Directors as to which independent auditors should be selected to audit the financial statements of the Company and its subsidiaries.  Confirm the regular rotation of the lead audit partner and reviewing partner as required by law.

(b)                     Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year, and, after the completion of the audit, to review the results of the audit, including any comments or recommendations made by the independent auditors.

(c)                      Ensure that the independent auditors, on a periodic basis, submit a formal written statement delineating all relationships between the Company and the independent auditors, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

(d)                     Pre-approve all audit and non-audit services expected to be rendered by the independent auditors.  The Audit Committee shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.  The Audit Committee may delegate pre-approval authority for additional non-audit services to the Chair of the Audit Committee, whose decisions shall be presented to the full Audit Committee at its next scheduled meeting.

(e)                      Review with the independent auditors and the Company’s financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations from the independent auditors regarding the improvement of those internal control procedures or particular areas where new or more detailed controls or procedures might be necessary to protect material assets of the Company.

(f)                        Review annually management’s report on internal controls and the independent auditor’s attestation regarding management’s assessment of internal controls, when and as required by Section 404 of the Sarbanes-Oxley Act.

(g)                     Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.  Items which could be discussed at such meetings include the independent auditors’ evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditors received during the course of any current or recently completed audit.

(h)                     Review, evaluate and discuss with the outside auditors and management the Company’s audited annual financial statements and other information that is to be included in the Company’s annual report on Form 10-K, and the results of the outside auditors’ audit of the Company’s annual financial statements, including the accompanying footnotes and the outside auditors’ opinion, and determine whether to recommend to the Board that the financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

(i)                         Retain the outside auditors to review the Company’s interim financial statements, and review and discuss with the outside auditors and management the Company’s interim financial statements and other information to be included in the Company’s quarterly reports on Form 10-Q prior to filing such reports with the SEC.

(j)                         Review and approve in advance all related party transactions as defined by SEC regulations with the Company.

(k)                      Prohibit the Company’s hiring of employees or former employees of the independent auditors that meet the applicable federal securities laws, SEC regulations and NASDAQ standards.

(l)                         Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

(m)                   Investigate any matter brought to its attention within the scope of its duties, with the power to retain, at the Company’s expense, outside legal counsel and other advisors for this purpose if, in its judgment, that is appropriate.

(n)                     Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(o)                     Review and reassess the adequacy of this Charter on an annual basis.

The Board of Directors and the Audit Committee will have ultimate authority and responsibility to select, evaluate and replace the independent auditors.  The independent auditors are ultimately accountable to the Board of Directors and the shareholders.

In addition to the above responsibilities, the Audit Committee shall undertake such other duties as the Board of Directors delegates to it.

Approved:  October 21, 2009

PROXY	CREDO PETROLEUM CORPORATION	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be Held on April 8, 2010.

The Company’s Notice, Proxy Statement and Annual Report to Stockholders are available at http://www.credopetroleum.com.

In addition, and in accordance with SEC rules, you may also access the Notice and Proxy Statement and vote via the Internet at http://www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

The undersigned shareholder of Credo Petroleum Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held April 8, 2010, at 2:30 p.m., MDT, at the Brown Palace Hotel, 321 Seventeenth Street, Denver, Colorado 80202, and hereby appoints Oakley Hall or William F. Skewes, or either of them, as Proxy, with the power of substitution, to vote all the shares of the undersigned at said Annual Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Proxy may do or cause to be done by virtue thereof.  The above named Proxy is instructed to vote all of the undersigned’s shares as follows:

1.	Election of Director:	☐	FOR the Class I nominees (except as marked to the contrary below)
		☐	WITHHOLD AUTHORITY to vote for the Class I nominees listed below

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

Oakley Hall                   William F. Skewes                   Marlis E. Smith, Jr.

2.	Proposal to ratify appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for fiscal 2010:

☐ FOR                     ☐ AGAINST                   ☐ ABSTAIN

3.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

Dated this day of , 2010.

Signature

Signature

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder must sign. Executors, trustees and other fiduciaries should so indicate when signing.